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                                                                     EXHIBIT 4.1

                        FORM OF COMMON STOCK CERTIFICATE
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NUMBER                                                                 SHARES
CHEM
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                              [CHEMATCH.COM LOGO]

SEE REVERSE FOR STATEMENTS                             CUSIP 163571 10 2
RELATING TO RIGHTS, PREFERENCES,             SEE REVERSE FOR CERTAIN DEFINITIONS
PRIVILEGES AND RESTRICTIONS, IF ANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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            THIS CERTIFIES THAT



            is the record holder of

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              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

               =============== CHEMATCH.COM, INC. ===============

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:
                                      [SEAL]
          /s/ LARRY W. McAFEE                      /s/ CARL D. McCUTCHEON
CHIEF FINANCIAL OFFICER AND SECRETARY       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER AND TRUST COMPANY
            (New York, New York)
                                                                  Transfer Agent
                                                                  and Registrar

By
                                                            Authorized Signature
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                               CHEMATCH.COM, INC.



     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations and restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

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
TEN COM - as tenants in common           UNIF GIFT MIN ACT-              Custodian
TEN ENT - as tenants by the entities                        ------------           --------------
JT TEN  - as joint tenants with right                          (Cust)                 (Minor)
          of survivorship and not as
          tenants in common                                under Uniform Gifts to Minors

                                                          Act
                                                             -----------------------------------
                                                                          (State)

                                        UNIF TRF MIN ACT-               Custodian (until age ___)
                                                           ------------
                                                              (Cust)

                                                                         under Uniform Transfers
                                                           -------------
                                                             (Minor)

                                                           to Minors Act
                                                                        -------------------------
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S))

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------------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________ Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                        NOTICE: THE SIGNATURE(S) TO THIS
In presence of                          ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THIS
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                        WHATSOEVER.

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Signature(s) Guaranteed

By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad-15.
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